SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 18, 1998

                    THE FIRST AMERICAN FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

CALIFORNIA                               0-3658                   95-1068610
(State or Other Jurisdiction           (Commission              (IRS Employer
of Incorporation)                      File Number)          Identification No.)

        114 EAST FIFTH STREET, SANTA ANA, CALIFORNIA         92701-4642
        (Address of Principal Executive Offices)             (Zip Code)

                                 (714) 558-3211
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.   OTHER EVENTS.

          See  the attached Exhibit.


ITEM 7.   EXHIBITS.

     99 Press Release of The First American Financial Corporation dated March 18, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                THE FIRST AMERICAN FINANCIAL CORPORATION
                                (Registrant)


Date: March 18, 1998            By:    /S/ THOMAS A. KLEMENS
                                       ---------------------
                                Name:  Thomas A. Klemens
                                Title: Executive Vice President
                                       and Chief Financial Officer